                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Dennis C. Bottorff
                                          --------------------------------------
                                          Name: Dennis C. Bottorff
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Earnest W. Deavenport, Jr.
                                          --------------------------------------
                                          Name: Earnest W. Deavenport, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Reginald D. Dickson
                                          --------------------------------------
                                          Name: Reginald D. Dickson
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ James A. Haslam
                                          --------------------------------------
                                          Name: James A. Haslam
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Warren A. Hood, Jr.
                                          --------------------------------------
                                          Name: Warren A. Hood, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Martha R. Ingram
                                          --------------------------------------
                                          Name: Martha R. Ingram
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Walter G. Knestrick
                                          --------------------------------------
                                          Name: Walter G. Knestrick
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Gene C. Koonce
                                          --------------------------------------
                                          Name: Gene C. Koonce
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Robert A. McCabe, Jr.
                                          --------------------------------------
                                          Name: Robert A. McCabe, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Howard L. McMillan, Jr.
                                          --------------------------------------
                                          Name: Howard L. McMillan, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ James R. Martin
                                          --------------------------------------
                                          Name: James R. Martin
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Dale W. Polley
                                          --------------------------------------
                                          Name: Dale W. Polley
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ E.B. Robinson, Jr.
                                          --------------------------------------
                                          Name: E.B. Robinson, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Roscoe R. Robinson
                                          --------------------------------------
                                          Name: Roscoe R. Robinson
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ James F. Smith, Jr.
                                          --------------------------------------
                                          Name: James F. Smith, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Cal Turner, Jr.
                                          --------------------------------------
                                          Name: Cal Turner, Jr.
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Celia A. Wallace
                                          --------------------------------------
                                          Name: Celia A. Wallace
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Ted H. Welch
                                          --------------------------------------
                                          Name: Ted H. Welch
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ J. Kelly Williams
                                          --------------------------------------
                                          Name: J. Kelly Williams
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ Toby S. Wilt
                                          --------------------------------------
                                          Name: Toby S. Wilt
                                          Director,
                                          First American Corporation

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


             KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of First American Corporation, a corporation organized under the laws of the State of Tennessee (the "Corporation"), hereby constitutes and appoints Mary Neil Price and Dale W. Polley, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued in connection with the Corporation's acquisition of The Middle Tennessee Bank, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.

Dated:  July 16, 1998


                                          /s/ William S. Wire II
                                          --------------------------------------
                                          Name: William S. Wire II
                                          Director,
                                          First American Corporation